Execution Copy


                CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of April 9, 2007 by and among Kelley Communication Company, Inc., a Nevada corporation ("Kelley"), MC SERVICES LLC, a Nevada limited-liability company ("MCS") (each a "Member" and collectively, the "Members") and Tuscany Services LLC, a Nevada limited-liability company (the "Company") with reference to the following circumstances.

                                    RECITALS

     A. The Members are all of the Members of the Company.

     B. The Members are concurrently entering into an Operating Agreement (as defined below) governing the operations of the Company.

     C. The Members desire to capitalize the Company in order for the Company to begin business operations related to the installation of systems to provide high speed internet and basic cable services to the homeowners in the community located in Henderson, Nevada known as Tuscany and the provision of such services (the "Business").

     D. MCS desires to contribute to the Company $400,000.00 in immediately available funds (the "MCS Contribution") in exchange for a fifty percent (50%) membership interest in the Company. E. Kelley desires to contribute to the Company all of its rights, titles and interests in, to and under the assets described on Exhibit A attached hereto (the "Kelley Contribution") in exchange for a fifty percent (50%) membership interest in the Company and the Distribution (as defined below) to Kelley of $375,000.00 from the Company immediately following Closing (as defined below).

     NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the Members agree as follows:

                              ARTICLE I
                             DEFINITIONS

     Section 1.01 Certain Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa). Certain other terms are defined in the text of this Agreement.

     (a) "Affiliate" means a corporation or any other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the designated Member. As used in this definition only, "control" shall mean ownership of shares of stock having at least fifty percent (50%) of the voting power entitled to vote for the election of directors in the case of a corporation (or, in the case of an entity that is not a corporation, in the election of the corresponding managing authority), or otherwise having the power to directly or indirectly control the management of such entity.

     (b) "Assumed Liabilities" shall mean all liabilities of Kelley relating to the Business or the Kelley Contribution that are set forth on Schedule 2.02.

     (c) "Business" shall have the meaning set forth in the recitals.

     (d) "Excluded Liabilities" shall mean all liabilities of Kelley other than the Assumed Liabilities shown on Schedule 2.02. Schedule 1.01(d) lists certain specific Excluded Liabilities for the purpose of clarity with respect to those specific Excluded Liabilities. The list of Excluded Liabilities on Schedule 1.01(d) does not, and is not intended to, include every Excluded Liability.

     (e) "Governmental Body" shall mean any:

          (i) nation, province, state, county, city, town, village, district, or other jurisdiction of any nature;

          (ii) federal, provincial, state, local, municipal, foreign, or other government;

          (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

          (iv) multi-national organization or body; or

          (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     (f) "Lien" shall mean any mortgage, pledge, lien, charge, security interest, adverse claims of ownership or use, restrictions on transfer, defect of title or other encumbrance of any sort, other than (a) mechanic's, materialmen's, and similar liens with respect to any amounts not yet due and payable, and (b) liens for taxes not yet due and payable.

     (g) "Permits" means all of the licenses, permits and other authorizations issued by any Governmental Body to Kelley in connection with and which are material to the conduct of the Business.

     (h) "Person" shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Body or other entity.

     (i) "WilTel Assets" shall mean the Retail Master Services Agreement dated June 6, 2005 by and between the Kelley and WilTel Communications, LLC and those assets listed on Schedule 1.01(i).

                  ARTICLE II ASSIGNMENT, ASSUMPTION AND CLOSING

     Section 2.01 Assignments and Conveyances.

     (a) Kelley hereby grants, bargains, sells, assigns, conveys and contributes to the Company all of its rights, titles and interests in, to and under the Kelley Contribution.

     (b) MCS hereby grants, bargains, sells, assigns, conveys and contributes to the Company all of its rights, titles and interests in, to and under the MCS Contribution.

     Section 2.02 Assumption. The Company hereby accepts the foregoing contributions of the Kelley Contribution and the MCS Contribution and does hereby assume and promise to satisfy all Assumed Liabilities thereunder to the extent the same shall be applicable and accrue with respect to the period subsequent to the Closing Date.

     Section 2.03 Establishment of Values. The initial value ("Initial Value") of the Kelley Contribution is $775,000, which the Members have determined to be the fair market of the Kelley Contribution as of the date hereof. The Initial Value of the MCS Contribution is $400,000.00.

     Section 2.04 Capital Accounts. The capital account of each Member's interest in the Company shall first be equal to their Initial Value, as set forth in Section 2.03 above and after paying the "Distribution" as set forth in
Section 5.01 below, and thereafter shall be as provided in the Operating Agreement.

     Section 2.05 Accounts Receivable and Accounts Payable. Kelley shall be entitled to collect for its account all accounts receivable related to the Business for periods prior to the Closing Date. With respect to any accounts receivable that are collected related to a period that contains dates both before and after the Closing Date, Kelley and the Company shall each be entitled to their pro rata portion of those accounts receivable based upon the number of days in the applicable period that each owned the Business. The party that collects such account receivable shall promptly remit the other parties' pro rata portion of such account receivable along with a statement detailing the amount of such account receivable belonging to each party. Kelley shall be responsible for all accounts payable related to or arising out of the Business prior to the Closing Date and the Company shall be responsible for all accounts payable related to or arising out of the Business on or after the Closing Date. The party that pays such account payable shall deliver the invoice to the other party, who shall promptly reimburse the paying party for their pro-rata share of the account payable.

     Section 2.06 Closing, Closing Place, Time and Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Kelley, 5625 South Arville Street, Suite E, Las Vegas, Nevada 89118, at 11:00 a.m., local time, on the date hereof or at such other place and such other time and/or date as the Members hereto shall mutually agree (the actual date on which the Closing shall occur being referred to herein as the "Closing Date").

              ARTICLE III REPRESENTATIONS AND WARRANTIES OF KELLEY

     Kelley hereby represents and warrants to the Company that the statements contained in this Article III are true and correct.

     Section 3.01 Organization, Qualification, and Corporate Power. Kelley hereby represents, warrants and covenants to the Company that it (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, (ii) has obtained all necessary corporate approvals to enter into and execute this Agreement and (iii) has the full right, power, and authority to enter into this Agreement.

     Section 3.02 Authorization.

     (a) Kelley has full power and authority to execute and deliver this Agreement and the Exhibits attached hereto, and to consummate the transactions contemplated hereunder and to perform its obligations hereunder, and no other proceedings on the part of Kelley are necessary to authorize the execution, delivery and performance of this Agreement.

     (b) This Agreement constitutes the valid and legally binding obligations of Kelley, enforceable against Kelley in accordance with its respective terms and conditions, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     (c) Except as set forth in Schedule 3.02, and the execution and delivery by Kelley of this Agreement and the Exhibits attached hereto, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of, or default under, or give rise to the loss of any benefit under: (i) any provision of the certificate of incorporation or bylaws of Kelley; (ii) any contract or other agreement to which Kelley or the Kelley Contribution are subject; or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Kelley or the Kelley Contribution.

     Section 3.03 Kelley Contribution.

     (a) Kelley has good and transferable title to all of the Kelley Contribution, free and clear of any Liens.

     (b) Except as set forth in Schedule 3.03(b), there are no contracts, licenses or agreements to which Kelley is obligated with respect thereto, and there are no consents required from any other Person to permit the Company to fully exploit, any of the Kelley Contribution. Except for the WilTel Assets, the Kelley Contribution owned by the Company immediately following the Closing Date and the rights possessed by the Company immediately following the Closing Date (including the rights acquired by the Company under the Transferred Contracts (defined in Section 3.05 below)) include all assets, tangible or intangible, of any nature whatsoever, of Kelley that: (i) are used or held for use by Kelley in the operation or conduct of the Business, or (ii) are necessary for the operation or conduct of the Business by the Company in substantially the same manner as currently conducted.

     Section 3.04 Condition of Tangible Personal Property. Each item of the tangible personal property that constitutes part of the Kelley Contribution is in good operating condition and repair, ordinary wear and tear excepted, is suitable for immediate use by the Company in the ordinary course of business and, to Kelley's knowledge, is free from latent or patent defects. No item of the tangible personal property constituting part of the Kelly Contribution is in need of maintenance, repair or replacement, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

     Section 3.05 Transferred Contracts. Each contract to be transferred to the Company pursuant to this Agreement is set forth on Schedule 3.05 (the "Transferred Contracts"). Each Transferred Contract is in full force and effect and Kelley is not subject to any default thereunder, nor to the knowledge of Kelley is any other party to such Transferred Contract subject to any default thereunder. Kelley has neither breached, violated or defaulted under, nor received notice that Kelley has breached, violated or defaulted under, any of the terms or conditions of any Transferred Contract.

     Section 3.06 Brokers' Fees. Except as set forth on Schedule 3.06, Kelley has no liability for any fee, commission or payment to any broker, finder or agent with respect to the contribution of the Kelley Contribution or the consummation of the transactions contemplated by this Agreement. The brokers' fees listed on Schedule 3.06 shall be paid by Kelley and shall not be an Assumed Liability of the Company.

     Section 3.07 Permits. Schedule 3.07 includes a true and complete list of the Permits held by Kelley in the operation of the Business or ownership of the Kelley Contribution. The Permits listed on Schedule 3.07 are validly issued, and are in full force and effect. The Business is being conducted in all material respects in accordance with the Permits.

     Section 3.08 Taxes. Except for its 2005 corporate income tax return, Kelley has filed or caused to be filed on a timely basis all tax returns and all reports with respect to taxes that are or were required to be filed for the Business pursuant to applicable legal requirements. All tax returns and reports filed by Kelley are true, correct and complete. Kelley has paid, or made provision for the payment of, all taxes that have or may have become due for all periods covered by the tax returns or otherwise, or pursuant to any assessment received by Kelley. There are no Liens on the Kelley Contribution that arose in connection with any failure (or alleged failure) to pay any tax, and no assertion of any Claims (as defined below) attributable to taxes which, if adversely determined, would result in any such Lien.

     Section 3.09 No Proceeding. There is no pending or, threatened proceeding by or against Kelley or that otherwise relates to or may affect the Business of, or the Kelley Contribution or that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by this Agreement.

                ARTICLE IV REPRESENTATIONS AND WARRANTIES OF MCS

     MCS hereby represents and warrants to the Company that the statements contained in this Article IV are true and correct.

     Section 4.01 Organization, Qualification, and Corporate Power. MCS hereby represents, warrants and covenants to the Company that it (i) is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Nevada, (ii) has obtained all necessary limited liability company approvals to enter into and execute this Agreement and (iii) has the full right, power, and authority to enter into this Agreement.

     Section 4.02 Authorization.

     (a) MCS has full power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereunder and to perform its obligations hereunder, and no other proceedings on the part of MCS are necessary to authorize the execution, delivery and performance of this Agreement.

     (b) This Agreement constitutes the valid and legally binding obligations of MCS, enforceable against MCS in accordance with its respective terms and conditions, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     (c) The execution and delivery by MCS of this Agreement and the Exhibits attached hereto, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of, or default under, or give rise to the loss of any benefit under: (i) any provision of the articles of organization of MCS; (ii) any contract or other agreement to which MCS is subject; or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to MCS or the MCS Contribution.

     Section 4.03 Brokers' Fees. MCS has no liability for any fee, commission or payment to any broker, finder or agent with respect to the contribution of the MCS Contribution or the consummation of the transactions contemplated by this Agreement.

                    ARTICLE V OTHER AGREEMENTS AND COVENANTS

     Section 5.01 Distribution to Kelley. At Closing, the Company shall distribute $375,000.00 to Kelley (the "Distribution"). For convenience of the Members, MCS shall pay the Distribution to Kelley on behalf of the Company and such amounts shall be deemed to be a part of the MCS Contribution. Kelley's capital account shall be reduced by the amount of the Distribution.

     Section 5.02 Additional Head-End Expenses. At Closing, MCS shall pay Kelley $15,000 (the "Estimated Head-End Expense Payment"), which is equal to 50% of the estimated expenses in excess of $47,500 that Kelley incurred in connection with the installation of the digital head-end at the Tuscany Community (the "Additional Head-End Expenses") prior to Closing. Within 10 business days, Kelley shall deliver to MCS an invoice setting forth in reasonable detail the Additional Head-End Expenses. If 50% of the Additional Head-End Expenses exceed the Estimated Head-End Expense Payment, then MCS shall promptly pay the amount of such excess to Kelley. If the Estimated Head-End Expenses exceed 50% of the Additional Head-End Expenses, the Kelley shall promptly pay the amount of such excess to MCS. If the Estimated Head-End Expense Payment is equal to 50% of the Additional Head-End Expenses, then no further payments are required under this Section.

     Section 5.03 Additional Documents and Further Assurances. Each Member hereto, at the request of another Member hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby. Each of the Parties will use their reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.04 Consents. If Kelley does not obtain consent to the assignment of the contracts set forth on Schedule 3.03(b) as of the Closing, then, in the case of each contract as to which such consent was not obtained (or otherwise is not in full force and effect) (the "Non-Consent Contracts"), notwithstanding anything to the contrary in this Agreement, neither this Agreement nor any other document related to the consummation of the transactions contemplated hereby shall constitute a sale, assignment, assumption, transfer, conveyance or delivery or an attempted sale, assignment, assumption, transfer, conveyance or delivery of the Non-Consent Contracts, and, following the Closing, the parties shall cooperate with each other to obtain the consent, approval or waiver relating to each Non-Consent Contract as promptly as practicable following the Closing. Pending the obtaining of such consent, approval or waiver relating to any Non-Consent Contract, Kelley will continue to perform its obligations pursuant to the Non-Consent Contracts and shall require the other parties to the Non-Consent Contracts to continue to perform their obligations under the Non-Consent Contracts in order to provide to the Company the benefits and burdens of use of each Non-Consent Contract for its term (or any right, benefit, obligation or duty arising thereunder, including the enforcement for the benefit of the Company of any and all rights of Kelley against a third party thereunder) (the "Non-Consent Services"). The Company shall be responsible for all liabilities and expenses arising out of the Non-Consent Contracts or the provision of the Non-Consent Services following Closing, except to the extent that such liabilities or expenses arose solely out of Kelley's failure to obtain consent to the assignment of any Non-Consent Contract prior to Closing. The Non-Consent Services shall continue until the earlier of (A) such time as the applicable consent, approval or waiver has been obtained and such Non-Consent Contract has been duly assigned to the Company or (B) the expiration of the term of such Non-Consent Contract, as such term may be extended or renewed. After the consent, approval or waiver for the sale, assignment, assumption, transfer, conveyance and delivery of a Non-Consent Contract is obtained, Kelley shall promptly assign, transfer, convey and deliver such Non-Consent Contract to the Company, and the Company shall assume the obligations under such Non-Consent Contract assigned to the Company from and after the date of this Agreement to Company assignment and assumption agreement in a form reasonably satisfactory to the parties.

     Section 5.05 Commerce Associates, LLC. The Company agrees to honor the terms and obligations of Kelley to Commerce Associates, LLC as set forth in Sections 6.1 and 7.1.1 of the Cable Television Infrastructure and Services Agreement between Kelly and Commerce dated April 22, 2002, a copy of which is attached hereto as Exhibit D (the "Commerce Agreement"), as if the Company were a party to the Commerce Agreement in place of Kelley.

     Section 5.06 Kelley's Payment of Taxes and Liabilities. Kelley shall promptly after the Closing Date prepare and file all reports and returns required by laws relating to the Business to and including the Closing Date. Kelley shall pay in a timely manner all taxes resulting from or payable in connection with the transfer of the Kelley Contribution pursuant to this Agreement, regardless of the Person on whom such taxes are imposed by laws. In addition to payment of taxes, Kelley shall pay, or make adequate provision for the payment, in full all of the Excluded Liabilities and other liabilities of Kelley under this Agreement.

                           ARTICLE VI INDEMNIFICATION

     Section 6.01 Indemnification.

     (a) Indemnification of the Company by Kelley. Kelley shall indemnify and hold harmless each of the Company and its Affiliates, and the directors, officers, and employees of the Company and each Person that serves as an agent, employee, director, officer, partner, executor, manager or member or trustee of the Company or such Affiliate (or in a similar capacity), and the successors and assigns of any of the foregoing (the "Company Indemnitees"), from and against and will reimburse the Company Indemnitees for any and all liabilities, demands, settlements, claims, actions, suits, penalties, fines, costs and expenses (including, without limitation, costs of investigation and defense and reasonable attorneys' fees and other expenses of settlement) (any of the foregoing, a "Claim") whether incurred by any Company Indemnitee, or any diminution of value, whether or not based upon a Claim of a third party, (collectively, "Damages"), arising from or in connection with: (i) any breach of any representation or warranty made by Kelley in (A) this Agreement (B) any transfer instrument for the Kelley Contribution or (C) any other certificate, document, writing or instrument delivered by Kelley pursuant to this Agreement;
(ii) any breach of any covenant or obligation of Kelley in this Agreement or in any other certificate, document, writing or instrument delivered by Kelley pursuant to this Agreement; (iii) any liability arising out of the ownership or operation of the Kelley Contribution prior to the Closing Date other than the Assumed Liabilities; (iv) any brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any Person with Kelley in respect of the assignment, contribution, conveyance and transfer of the Kelley Contribution to the Company or the consummation of the transactions contemplated by this Agreement; (v) any noncompliance with any fraudulent transfer law in respect of the assignment, contribution, conveyance and transfer of the Kelley Contribution to the Company;
(vi) any liability under the WARN Act or any similar state or local law that may result from an "Employment Loss", as defined by 29 U.S.C. sect. 2101(a)(6), caused by any action of the Company prior to the Closing Date or by the Company's decision not to hire previous employees of Kelley; (vii) any employee welfare or benefit plan established or maintained by Kelley or (viii) any failure of Kelley to pay, perform or otherwise discharge any Excluded Liability.

     (b) Indemnification of the Company by MCS. MCS shall indemnify and hold harmless the Company Indemnitees from and against and will reimburse the Company Indemnitees for any and all Damages costs of investigation and defense and arising from or in connection with (i) any breach of any representation or warranty made by MCS in (A) this Agreement; (ii) any breach of any covenant or obligation of MCS in this Agreement; and (iii) any brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any Person with MCS in respect of the assignment, contribution, conveyance and transfer of the MCS Contribution to the Company or the consummation of the transactions contemplated by this Agreement.

     (c) Procedure. A Member that intends to Claim indemnification under this
Section 6.01 (the "Indemnitee") shall promptly notify the other Member (the "Indemnitor") in writing of any Claim in respect of which the Indemnitee intends to require such indemnification provided that the failure to notify the Indemnitor will not relieve the Indemnitor of any liability that it may have to any Indemnitee, except to the extent that the Indemnitor demonstrates that the defense of such Claim is prejudiced by the Indemnitor's failure to give such notice. If an Indemnitee gives notice to the Indemnitor of the assertion of a Claim, the Indemnitor shall be entitled to participate in the defense of such Claim and, to the extent that it wishes (unless (i) the Indemnitor is also a Person against whom the Claim is made and the Indemnitee determines in good faith that joint representation would be inappropriate or (ii) the Indemnitor fails to provide reasonable assurance to the Indemnitee of its financial capacity to defend such Claim and provide indemnification with respect to such Claim), to assume the defense of such Claim with counsel satisfactory to the Indemnitee. After notice from the Indemnitor to the Indemnitee of its election to assume the defense of such Claim, the Indemnitor shall not, so long as it diligently conducts such defense, be liable to the Indemnitee for any fees of other counsel or any other expenses with respect to the defense of such Claim, in each case subsequently incurred by the Indemnitee in connection with the defense of such Claim, other than reasonable costs of investigation. If the Indemnitor assumes the defense of a Claim, (i) such assumption will conclusively establish for purposes of this Agreement that the allegations made in that Claim are within the scope of and subject to indemnification, and (ii) no compromise or settlement of such Claims may be effected by the Indemnitor without the Indemnitee's prior written consent unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person; (B) the sole relief provided is monetary Damages that are paid in full by the Indemnitor; and (C) the Indemnitee shall have no liability with respect to any compromise or settlement of such Claims effected without its proper written consent. If notice is given to an Indemnitor of the assertion of any Claim and the Indemnitor does not, within ten (10) days after the Indemnitee's notice is given, give notice to the Indemnitee of its election to assume the defense of such Claim, the Indemnitor will be bound by any determination made in such Claim or any compromise or settlement effected by the Indemnitee. Notwithstanding the foregoing, if an Indemnitee determines in good faith that there is a reasonable probability that a Claim may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnitee may, by notice to the Indemnitor, assume the exclusive right to defend, compromise or settle such Claim, but the Indemnitor will not be bound by any determination of any Claim so defended for the purposes of this Agreement or any compromise or settlement effected without its Consent (which may not be unreasonably withheld). With respect to any Claim subject to indemnification: (i) both the Indemnitee and the Indemnitor, as the case may be, shall keep the other Member fully informed of the status of such Claim and any related proceedings at all stages thereof where such Person is not represented by its own counsel, and (ii) the Parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Claim. With respect to any Claim subject to indemnification, the Parties agree to cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all confidential information and the attorney-client and work-product privileges. In connection therewith, each Member agrees that: (i) it will use its best efforts, in respect of any Claim in which it has assumed or participated in the defense, to avoid production of confidential information (consistent with applicable law and rules of procedure), and (ii) all communications between any Member hereto and counsel responsible for or participating in the defense of any Claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege. A claim for indemnification for any matter not involving a Claim may be asserted by notice to the Member from whom indemnification is sought and shall be paid promptly after such notice.

     Section 6.02 Limitations on Indemnity and Liability.

     (a) Cap. Kelley's aggregate liability for Claims or Damages under this Agreement related to breaches of this Agreement, including under the representations, warranties, covenants and indemnities will not exceed an amount equal to $100,000 (the "Cap"); provided that, the limitation contemplated hereby will not be applicable with respect to (i) breaches of Sections 3.01, 3.03(a) and 3.06, (ii) instances of actual fraud by Kelley or (iii) to any breach of any of Kelley's representations and warranties of which Kelley had actual knowledge at any time prior to the date on which such representation and warranty is made or any intentional breach by Kelley of any covenant or obligation. MCS' aggregate liability for Claims or Damages under this Agreement related to breaches of this Agreement, including under the representations, warranties, covenants and indemnities will not exceed an amount equal to the Cap provided that, the limitation contemplated hereby will not be applicable with respect to
(i) breaches of Sections 4.01, and 4.03, (ii) instances of actual fraud by MCS or (iii) to any breach of any of MCS' representations and warranties of which MCS had actual knowledge at any time prior to the date on which such representation and warranty is made or any intentional breach by MCS of any covenant or obligation.

     (b) Limitation. The Company Indemnitees may not recover for any Claims from Kelley pursuant to Section 6.01 until the aggregate amount of damages relating to such Claims or Damages for which the Company Indemnitees, in the aggregate, are seeking indemnification exceeds $10,000 (the "Basket"), and then all of such claims may be pursued to the extent such damages exceed the Basket; provided that, the limitation contemplated hereby will not be applicable with respect to
(i) breaches of Sections 3.01, 3.03(a), 3.06 and 3.08, (ii) instances of actual fraud by Kelley or (iii) to any breach of any of Kelley's representations and warranties of which Kelley had knowledge at any time prior to the date on which such representation and warranty is made or any intentional breach by Kelley of any covenant or obligation.

     (c) Survival. All representations, warranties, covenants and agreements made in this Agreement shall survive the Closing. All Claims for indemnification must be made within 12 months of the Closing Date or shall be forever barred; provided, however, that Claims for indemnification based on liability associated with the matters addressed in Sections 3.01, 3.03(a), 3.06, 3.08 shall only be limited by their respective statute of limitations.

     Section 6.03 Exclusive Remedy. Except for cases involving fraud or willful misconduct, the indemnification provisions provided by this Article VI shall be the exclusive remedy of the parties with respect to any claim for a breach of any representation, warranty, covenant or agreement found in this Agreement.


                         ARTICLE VII CLOSING DELIVERIES

     Section 7.01 Kelley's Closing Deliveries. At the Closing, Kelley shall deliver the following to the Company:

     (a) a bandwidth service agreement in substantially the form attached hereto as Exhibit B pursuant to which Kelley provides the Company bandwidth for use in providing high speed internet service (the "Bandwidth Service Agreement"), duly executed by Kelley; and

     (b) an Operating Agreement of the Company in substantially the form attached hereto as Exhibit C (the "Operating Agreement") duly executed by Kelley.

     Section 7.02 MCS' Closing Deliveries.

     (a) At the Closing, MCS shall deliver the Operating Agreement duly executed by MCS to the Company.

     (b) At the Closing, Kelley shall deliver the following to Kelley:

          (i) the Distribution (on behalf of the Company pursuant to Section 5.01); and (ii) the Estimated Head-End Expense Payment.

     Section 7.03 The Company's Closing Deliveries. At the Closing, the Company shall deliver the Bandwidth Service Agreement duly executed by the Company to Kelley.

                           ARTICLE VIII MISCELLANEOUS

     Section 8.01 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties, and their respective successors and permitted assigns, other than as specifically set forth herein.

     Section 8.02 Force Majeure. Except with respect to the payment of money, in the event any Member hereto is prevented from or delayed in the performance of any of its obligations hereunder by reason of acts of God, terrorism, war, invasion, strikes, riots, earthquakes, storms, fires, energy shortage, acts of government or governmental agencies, or any other cause whatsoever beyond the reasonable control of the Member, the Member so prevented or delayed shall be excused from the performance of any such obligation to the extent and during the period of such prevention or delay.

     Section 8.03 Limitation of Liability. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE
SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

     Section 8.04 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     Section 8.05 Amendment. This Agreement may be amended by the mutual consent of the Parties or any successor thereto by execution of an instrument in writing.

     Section 8.06 Waivers. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Member in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Member, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Member; (ii) no waiver that may be given by a Member will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one Member will be deemed to be a waiver of any obligation of such Member or of the right of the Member giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     Section 8.07 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. This Agreement shall not be assigned by any Member hereto without the prior written consent of the other Parties. This Agreement will be binding upon any permitted assignee of any Member. No assignment shall have the effect of relieving any Member to this Agreement of any of its obligations hereunder.

     Section 8.08 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     Section 8.09 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections and Exhibits to this Agreement and references to this Agreement include all such subparts. Unless context otherwise clearly requires, whenever used in this Agreement: (i) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation;"
(ii) the word "day" or "year" means a calendar day or year unless otherwise specified; (iii) the word "notice" means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (iv) the words "hereof," "herein," "hereby" and derivative or similar words refer to this Agreement (including any and all subparts); (v) the word "or" shall be construed as the inclusive meaning identified with the phrase "and/or;"(vi) provisions that require that a Member, the Parties or any committee hereunder "agree," "consent" or "approve" or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (vii) words of any gender include the other gender; (viii) words using the singular or plural number also include the plural or singular number, respectively; and (ix) references to any specific Law or article, section or other division thereof shall be deemed to include the then-current amendments thereto or any replacement law thereof.

     Section 8.10 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by certified or registered first class mail, postage prepaid, return receipt requested, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by certified or registered first class mail, postage prepaid, return receipt requested and shall be addressed to the intended recipient as set forth below:

If to MCS:

    Addressed to:          MC Services, Inc.
                           P.O. Box 53001
                           Henderson, NV 89053
                           Attention: Robert E. Broz
                           Facsimile: (928) 763-3315

    With a copy to:        Lionel Sawyer & Collins
                           300 S. 4th Street, Suite 1700
                           Las Vegas, NV 89101
                           Attention:     Mark Goldstein
                           Facsimile:      (702) 383-8845

    If to Kelley:

    Addressed to:          Kelley Communication Company, Inc.
                           5625 S. Arville St., Suite E
                           Las Vegas, NV  89118
                           Attention: Christopher G. Pizzo
                           Facsimile: (702) 889-8237

    With a copy to:        McAfee & Taft P.C.
                           10th Floor, Two Leadership Square
                           211 N. Robinson
                           Oklahoma City, OK 73102
                           Attention: Justin L. Jackson
                           Facsimile: (405) 228-7440

    If to the Company:

    Addressed to:          Tuscany Services LLC
                           5625 S. Arville St., Suite E
                           Las Vegas, NV  89118
                           Attention: Michael Kelley
                           Facsimile: (702) 889-8237

     Any Member may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties ten (10) days advance written notice to the other Parties pursuant to the provisions above.

     Section 8.11 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

     Section 8.12 JURISDICTION; SERVICE OF PROCESS. EACH PARTY (i) CONSENTS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEVADA (AND ANY CORRESPONDING APPELLATE COURT) IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED BY THIS AGREEMENT,
ii) WAIVES ANY VENUE OR INCONVENIENT FORUM DEFENSE TO ANY PROCEEDING MAINTAINED IN SUCH COURTS, AND iii) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AGREES NOT TO INITIATE ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED BY THIS AGREEMENT IN ANY OTHER COURT OR FORUM.

     Section 8.13 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     Section 8.14 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Member by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     Section 8.15 Attorneys' Fees. If any legal proceeding or other action relating to this Agreement is brought or otherwise initiated, the prevailing Member shall be entitled to recover reasonable attorney's fees, costs and disbursements (in addition to any other relief to which the prevailing Member may be entitled).

     Section 8.16 Further Assurances. The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.


  [The remainder of this page left intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on of the date first above written.

                                    KELLEY COMMUNICATION COMPANY, INC., a
                                    Nevada corporation

                                       By:  /s/ James Michael Kelley
                                      Name: James Michael Kelley
                                     Title: President

                                    MC SERVICES LLC, a Nevada limited-liability company

                                       By:  /s/ Robert E. Broz
                                      Name: Robert E. Broz
                                     Title: Manager


                                    TUSCANY SERVICES LLC, a Nevada limited-
                                    liability company

                                       By:  /s/ Robert E. Broz
                                      Name: Robert E. Broz
                                     Title: Manager

                                    EXHIBIT A

                               Kelley Contribution


     1. Domain name: www.tuscanycable.com

     2. Trade name: Tuscany Cable

     3. The Transferred Contracts to the extent such contracts are not Non-Consent Contracts as defined in Section 5.04 of the Agreement.

     4. $25,000 cash.

     5. The tangible assets listed below.


                                              Distribution Materials Active/Passive

                                                          Materials List
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
 Item #       Description          Part Number       VENDOR       6B    6C    12   18     19       24     25     IVN    Total
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   1      SA Gainmaker UBTRP                          OVCS        1      1    1    2      1        2       5      2      15
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   2      SA Gainmaker LE                             OVCS        2      4    2    5      3        4       4      6      30
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   3      SA Gainmaker Node UBTRP                     OVCS        0      1    1    0      1        0       0      2       5
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   4      Power Supply Modual                          BLI        1      1    1    0      1        1       0      2       7
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   5      2 port tap-4              DT55G-204        Kaigon       0      1    0    0      1        0       0      1       3
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   6      2 port tap-8              DT55G-208        Kaigon       0      2    0    0      1        0       0      0       3
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   7      2 port tap-11             DT55G-211        Kaigon       3      4    1    0      2        1       2      0      13
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   8      2 port tap-14             DT55G-214        Kaigon       3      6    3    0      4        1       0      13     30
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   9      2 port tap-17             DT55G-217        Kaigon       5      4    0    0      3        1       1      20     34
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   10     2 port tap-20             DT55G-220        Kaigon       6      3    6    0      1        0       1      17     34
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   11     2 port tap-23             DT55G-223        Kaigon       2      1    1    0      0        0       0      21     25
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   12     4 port tap-8              DT55G-408        Kaigon       3      0    0    2      3        1       3      8      20
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   13     4 port tap-11             DT55G-411        Kaigon       2      1    1    12     6        4      14      8      48
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   14     4 port tap-14             DT55G-414        Kaigon       2      1    2    11     6        4      14      10     50
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   15     4 port tap-17             DT55G-417        Kaigon       1      3    4    11     4        6      18      15     62
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   16     4 port tap-20             DT55G-420        Kaigon       2      2    2    13     5        7       2      26     55
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   17     4 port tap-23             DT55G-423        Kaigon       0      3    2    8      5        5       2      11     36
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   18     Line power inserter        RPI-100          ARRIS       0      1    1    0      1        1       1      4       9
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   19     Line two-way               RLS10-2          ARRIS       2      3    2    2      4        2       2      15     30
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   20     Line three-way             RLS10-3          ARRIS       0      0    0    0      0        0       0      6       6
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   21     Line DC-8                  RLS10-8          ARRIS       2      1    0    3      0        0       0      0       6
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   22     QR 860 Cable            QR 860 JCASS      Commscope    1500  2200  2000 3000   1800     2950   5100    2500   21050
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   23     QR 540 Cable            QR 540 JCASS      Commscope    4000  6800  3000 7000   9900     8100   10700  13100   62600
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   24     QR 860 Connectors       G2-860-CH-QR       GILBERT      3      4    2    5      4        4       2      50     74
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   25     QR 540 Connectors       G2-540-CH-QR       GILBERT      60    72    40  125     85       68     40      10     500
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   26     HSE to HSE conn         G-KS-KS-MLK-T   CATV SERVICES   12     8    8    20     10       8       8      7      81
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   27     90 deg conn                GP-90-T           TVC        15     8    8    25     6        8       8      2      80
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   28     Block conn               G-SPB-2.75          TVC        2      2    1    2      4        2       1      2      16
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   29     Line term                GTR-KS-M-T     CATV SERVICES   8     10    4    10     16       8       4      10     70
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   30     Shrink Tube Large       CFTV-1700-48T       ARRIS       1      1    1    2      1        1       1      7      15
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   31     Shrink Tube Medium      CFTV-1500-48T       ARRIS       4     12    5    12     12       10      5      10     70
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   32     Ground Wire                                  TVC        90    80    90   90    120       90     90     100     750
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   33     Fiber Transmitter                                       1                                                       1
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   34     Fiber return Reciever                                   3                                                       3
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   35
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   36     Launch Amps                                             1                                                       1
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   37     48 count fiber                                         3000                                                   3000
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   38     24 count                                               5000                                                   5000
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   39     12 count                                               6000                                                   6000
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   40     12 count/tail                                           11                                                     11
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   41     Fiber enclosers                                         6                                                       6
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   42     Fiber tray                                              1                                                       1
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   43     Fiber Splitters                                         1                                                       1
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   44     Drop cable              1189a           Beldin         7400   8700   0  7500   11000    7500   10000   11000 63100
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   45     Drop amp                CTHDA 1P        cable tronic                                      2               6     9
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------
   46     Drop splitters          2/3 ways        toner                                                             40   40
--------- ----------------------- ------------- ---------------- ----- ----- ---- ------ ------- ------- ----- ------- --------

                                            HEAD END MATERIALS
---------- ---------------------------------------- ------------------------- ---------------- -------------
 ITEM #                   MATERIALS                         MODEL #               VENDOR           QTY
---------- ---------------------------------------- ------------------------- ---------------- -------------
    1      Satellite Dish/C-band 3.8M               PRT 380                   PATRIOT               2
    2      SATELLITE MULTI FEED                     SUP-380-3                 PATRIOT               2
    3      SATELLITE MNT BRACKET                    PRT-MOUNTAZ               PATRIOT               2
    4      SATELLITE LNB C                          PAT-8515                  PATRIOT               8
    5      SATELLITE LNB KU                         PAT-4206A                 PATRIOT               0
    6      Satellite Dish/Dss 1.8 M                 PRT 1.8 M                 PATRIOT               1
    7       Receivers DIRECT TV                     D10 HUGHS                 Perfect 10            66
    8      Satellite Rec/c-band                     PDI-60SR-IRD              PDI                   1
    9      COMPLETE DIGITAL H/E/                    (SEE BELOW)               MOTOROLA              0
   10      DIGITAL SAT RECEIVER                     DSR 4400MD                MOTOROLA              0
   11      DIGITAL UPCONVERTER                      SEM                       MOTOROLA              0
   12      DIGITAL CONV DATA                        OTM1000                   MOTOROLA              0
   13      DIGITAL CONTROL MOD                      RADD V100                 MOTOROLA              0
   14      FIBER TRANSMITTER                        SA                        PDI                   4
   15      FIBER RECEIVER                           SA                        PDI                   4
   16      FIBER MODUAL RACK                                                  PDI
   17      Fiber splitter 1 in 3 out                Fiberdyne                 PDI                   1
   18      FIBER DISTRIBUTION TRAY                                            PDI                   1
   19      ISP ROUTER                               Arris Cadant C3           AL-TER                1
   20      ISP SERVICES COMPUTER                    DELL                      AL-TER                1
   21      ISP REMOTE P/S ACC                       APC RM P/S                AL-TER                1
   22      ISP MANAGE SWITCH                        SMC6424L                  AL-TER                1
   23      RACK SHELF ENCLOSER                                                PDI                   10
   24      RACK SHELF                                                         PDI                   13
   25      Pwr strips 12 REC/15AMP                                            PDI                   9
   26      Off-air digital receivers                Samsung                   local                 11
   27      Character Generators                     DELL W/VIDEO CARD                               1
   28      44 RU HE Racks                           MRK 44-26                 MIDDLE ATL            9
   29      1 RU SPACERS                             EB-1                      MIDDLE ATL            74
   30      UNINTERRUPTIBLE P/S                      1500 AXL2 UA              PDI                   9
   31      QAM MODULATOR                            C6U                       MOTOROLA              0
   32      Stereo Modulators                        PDI-60CMS                 PDI                   41
   33      Modulators                               PDI-60CM                  PDI                   37
   34      DIGITAL SET TOP                          DCT 2000                  MOTOROLA              0
   35      CHANNEL COMBINERS                        PDI-HC12                  PDI                   9
   36      HDTV RECEIVER                            DD860 HDTV                DRAKE                 0
   37      HDTV QAM CONVERTER                       TMQAM HDTV                DRAKE                 0
   38      HDTV UPCONVERTER                         DUC 860 HDTV              DRAKE                 0
   39      HDTV MODUAL RACK                         DR MM12                   DRAKE                 0
   40      HDTV POWER SUPPLY                        PS8                       DRAKE                 0
   41      2 WAY MULTI SWITCH                        V2 D-4                   SPAUN                 0
   42      4 WAY MULTI SWITCH                       MS3X4                     PDI                   1
   43      6 WAY MULTI SWITCH                        SMS 3603NF               SPAUN                 0
   44      16 WAY MULTI SWITCH                      TSMS 2150X 16A            PICO                  10
   45      2 WAY COMBINER                           2WMS                      PDI                   2
   46      8 WAY COMBINER                           8WMVS-2                   PDI                   2
   47      BroadBand Antenna                        HD8200P                   WINEGARD              1
   48      Tower 20 FT                                                        VALMONT               0
   49      27 to 30" (NOT 37") LG LCD                                                               1
   50      Motorola Cable Modems                    4100                      MBS                   50
   51      Motorola Cable Modems                    5100                      MBS                  130
   52       TVC; VSST-S-G; Drop Tag Green                                     TVC                   10
   53       TVC; VSST-S-Y; Drop Tag Yellow                                    TVC                   10
   54       TVC; VSST-S-O; Drop Tag Orange                                    TVC                   10
   55       TVC; VSST-S-B; Drop Tag Blue                                      TVC                   10
   56       TVC; GRB-1; Ground Block                                          TVC                  200
   58       TVC; T120I; Cable Tie Black                                       TVC                  1000
   59       Arcom; MNE-A-1; Trap                                               Arcom               200
   60       Arcom; MNE-A-2; Trap                                               Arcom               200
   61       Arcom; AHP-50; Highpass Filter                                     Arcom               200
   62       Arcom; FRP; Filter                                                 Arcom               200
   63       Arcom; Shields; Shields                                            Arcom               250
   64       Vonage phone & internet router          wrtp54g                    Linksys              1
   65       GE phone                                5.8 ghz                    GE                   1
   66      Wireless Back Haul                       Canoipy                   Motorola              2


                           Equipment Located at Kelley Warehouse

------------------------------------- ------------------------------------------- ----------
                Item                                 Description                  Quantity
------------------------------------- ------------------------------------------- ----------
Commscope QR540JCASS                            Underground Cable 540               12000
Commscope QR860JCASS                       Underground Coax truck cable 860         4888
Belden 1189A                                    RG6 cable quad shield               4000
Belden 1190A                                    RG6 cable CATV burial               7000
TVC W588                                            8' Ground rods                   37
4 port tap-11                                         DT55G-411                       2
4 port tap-14                                         DT55G-414                      10
4 port tap-17                                         DT55G-417                      20
4 port tap-20                                         DT55G-420                      10
4 port tap-23                                         DT55G-423                      10
Sci Atlanta 1112841012114000             Amplifier, Unbalanced trip GM 806Mhz         1
T&B SNS6Qs                                   RG6 F connectors compression           1400
TVC VSSTSG                                          Drop Tag Green                    5
TVC VSSTSy                                         Drop Tag Yellow                    5
TVC VSSTSO                                         Drop Tag Orange                    7
TVC VSSTSB                                          Drop Tag Blue                     9
TVC GRB1                                             Ground Block                     7
TVC T1201                                          Cable tie, black                  700
Arcom MNE-A-1                                            Trap                        200
Arcom MNE-A-2                                            Trap                        193
Arcom AHP50                                        High Pass Filter                  200
Arcom FRP                                               Filter                       200
Arcom Shields                                          Shields                       250
Sci Atlanta 6940                        Optical Receiver Node Station w/return        1
Motorola SB5100                                      Cable modem                     50
Motorola RPD2000                               Return Path demodulator                1
Line Trunk Pads                                                                       5
Power supply modual                                                                   1
Ground Rod clamps                                                                    100


                                                           Distribution Material

                                                                Underground
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
                                  PAR 6-B    PAR 6-C    PAR 12    PAR 18    PAR 19    PAR 22    PAR 24    PAR 25    INV      TOTAL
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
Item #  Description                 QTY        QTY       QTY       QTY       QTY       QTY       QTY       QTY      QTY       QTY
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   1    2" PVC  TRUNK (sch 40)     1,500      2,500     1,650     3,000     3,000     1,500     2,000     5,000     280     20,430
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   2    2" PVC FEEDER (sch 40)     3,000      6,500     3,000     10,000    7,000     2,500     6,000     10,000            48,000
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   3    2" PVC SWEEPS 36"-90        60         150        54       260       150        60       120       100       6        958
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   4    1" PVC DROP                1,000      2,200     1,200     9,000     2,800     1,000     2,400     6,000     1400    27,000
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   5    1" PVC SWEEPS 18"- 90       150        261       110       450       280       120       288       600       42      2301
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   6    PULL ROPE TWINE              0        9,000       0         0       1,000       0       9,000       0               19,000
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   7    TRUNK PEDS                   1          2         1         2         3         1         2         5        1        18
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   8    L. E. PEDS                   2          4         3         6         2         1         4         6        6        34
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
   9    N-16 Vault                   0         12         0         40        18        0         18        0                 88
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
  10    B-24 Vault                   0         30         0         0         36        0         25        0                 91
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
  11    N-36 Vault                  28          1         21        60        3         14        0         60       7        194
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
  12    1" COUPLERS                 40         50         60       300        50        25        50       100       20       695
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------
  13    2" COUPLERS                 50         80         30       250       100        25        50       150       5        740
------- ------------------------ ---------- ---------- --------- --------- --------- --------- --------- --------- ------- --------

                                    EXHIBIT B

                           Bandwidth Service Agreement

                                    EXHIBIT C

                               Operating Agreement

                                    EXHIBIT D

                           Copy of Commerce Agreement

                                Schedule 1.01(d)

                              Excluded Liabilities


                                            Amount
                                          Outstanding
                                          ------------
Al-Ter Computers                          $  3,757.98
Anixter                                      2,423.21
Arcom                                        3,191.14
Commscope Inc                                2,274.89
Gruber Industries                            3,702.80   1
Jones Broadband                             10,030.50   1
MBS/TTCD                                     2,750.00
Patriot Antenna Systems                      3,220.00
Spirit Underground                          22,732.40   1
Subscriber Technologies                        352.00
Taikan Co                                    1,486.48
Tech Depot                                     269.88
TVC Communications                           7,254.07
Wired or Not                                64,409.60   1
                                          ------------

                                          $127,854.95
                                          ============

Note 1 - these vendors are currently being paid by Kelley under weekly payment plans that have been agreed to by the vendors.

                                Schedule 1.01(i)

                                  WilTel Assets
       MATERIALS                         MODEL #      VENDOR      QTY
Wireless Management Module               Canopy      Motorola      1
24 port ethernet switch                                SMC         1
1 gig ethernet router                     2616        Cisco        1

                                  Schedule 2.02

                               Assumed Liabilities

1. All liabilities and obligations first arising and to the extent attributable to the ownership and operation of the Kelley Contribution or the Business at and after the Closing Date under any Transferred Contracts as set forth on Schedule 3.05, subject to Section 5.04 with respect to any Non-Consent Contracts.

2. All liabilities and obligations arising from the ownership, use, possession, or operation of the Kelley Contribution or the Business to the extent attributable to conditions or circumstances first occurring or existing at and after the Closing Date.

                                  Schedule 3.02

                                  Authorization

         See Schedule 3.03(b).

                                Schedule 3.03(b)

                                Required Consents

1. General Service Agreement dated June 1, 2005 by and between Kelly and Access Tech, Inc.

2. Lease Agreement with Insurance Waiver Addendum between Kelley and Williams Scotsman, Inc.

3. Residential SMATV Viewing Agreement between Kelley and DirectTV dated July 14, 2006.

4. Affiliation Agreement between Kelley and Gemstar-TV Guide Interactive, LLC dated December 1, 2006.

5. TV Guide Channel License and Distribution Agreement dated December 1, 2006 between Kelley and TV Guide Networks, Inc.

6. Music Choice Affiliation Agreement dated September 29, 2006 between Kelley and Music Choice

                                  Schedule 3.05

                              Transferred Contracts

1. Each contract listed on Schedule 3.03(b) to the extent such contracts are not Non-Consent Contracts as defined in Section 5.04 of the Agreement.

2. Tuscany Cable TV Broadband Installation and Bulk-Rate Service Agreement dated April 18, 2005 between Kelley and Tuscany Master Association.

3. SubscriberNet Software Agreement dated October 29, 2004 between Kelley and CUO, Inc.

                                  Schedule 3.06

                                  Brokers' Fees

1. Kelley is obligated to pay brokers' fees of 4% of the Distribution to Daniels and Associates and 5% of the Distribution to John White.

                                  Schedule 3.07

                                     Permits

1.   Business License for the City of Henderson, Nevada.